UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 27, 2015

EXELIXIS, INC. (Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 East Grand Ave.
South San Francisco, California 94080
(Address of principal executive offices) (Zip Code)

(650) 837-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Exelixis, Inc. ("Exelixis") held its Annual Meeting of Stockholders (the "Annual Meeting") on May 27, 2015, at its offices located at 210 East Grand Avenue, South San Francisco, CA 94080. At the Annual Meeting, Exelixis stockholders were asked to vote upon:

1.
The election of three Class I directors for a three-year term until the 2018 annual meeting of stockholders. The nominees for election to these positions were Charles Cohen, Ph.D., George Poste, D.V.M., Ph.D., FRS and Jack L. Wyszomierski;

2.
The ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Exelixis’ independent registered public accounting firm for the fiscal year ending January 1, 2016; and

3.	The approval, on an advisory basis, of the compensation of Exelixis’ named executive officers, as disclosed in Exelixis’ Proxy Statement for the Annual Meeting.

     The voting results of the matters presented at the Annual Meeting are as follows:

1.
The election of each of Drs. Cohen and Poste and Mr. Wyszomierski as directors of Exelixis until the 2018 annual meeting of stockholders, and until his successor is elected and qualified, or until his earlier death, resignation or removal, was approved as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Charles Cohen, Ph.D.	63,934,059	5,452,498	3,126,873	57,190,039
George Poste, D.V.M., Ph.D., FRS	63,964,265	5,400,384	3,148,781	57,190,039
Jack L. Wyszomierski	68,514,395	822,514	3,176,521	57,190,039

Exelixis’ Class II directors, Carl B. Feldbaum, Esq., Alan M. Garber, M.D., Ph.D., and Vincent T. Marchesi, M.D., Ph.D., will each continue to serve on the Board of Directors until the 2016 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal. Exelixis’ Class III directors, Michael M. Morrissey, Ph.D., Stelios Papadopoulos, Ph.D., George A. Scangos, Ph.D. and Lance Willsey, M.D., will each continue to serve on the Board of Directors until the 2017 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal.

2.	The ratification of Ernst & Young LLP as the Exelixis independent registered public accounting firm for the fiscal year ending January 1, 2016, was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
124,846,624	1,089,395	3,767,450	0

3.	The compensation of Exelixis’ named executive officers, as disclosed in Exelixis’ Proxy Statement for the Annual Meeting, received advisory approval as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
66,709,959	2,338,667	3,464,804	57,190,039

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

May 28, 2015	/s/ JEFFREY J. HESSEKIEL
Date	Jeffrey J. Hessekiel
Executive Vice President, General Counsel and Secretary